Exhibit 10.4

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of April 5, 2011, by and among MAP PHARMACEUTICALS, INC, a Delaware corporation (“Borrower”), SILICON VALLEY BANK, a California bank (“SVB”) and OXFORD FINANCE CORPORATION, a Delaware corporation (“Oxford”, and together with SVB, the “Lenders”).

RECITALS

A. Lenders and Borrower have entered into a Loan and Security Agreement dated as of May 2, 2008, as amended by that certain First Amendment to Loan and Security Agreement dated as of October 28, 2008 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Lenders and Borrower desire to amend and modify certain terms of the Loan Agreement, subject to the terms and conditions hereinafter set forth.

C. Unless otherwise defined herein, terms capitalized herein and defined in the Loan Agreement shall have the meanings ascribed to them in the Loan Agreement.

AGREEMENT

The parties agree as follows:

1.	AMENDMENTS

1.1 Definitions. The following new definitions are hereby added to Section 1.1 of the Loan Agreement in the alphabetically appropriate place:

“Funding Transaction” means any transaction or series of transactions entered into by a Lender, any Affiliate of Lender or any Securitization Entity with a Permitted Transferee for the purpose of obtaining funding for any such entity and pursuant to which such Lender, Affiliate or Securitization Entity may sell, convey or otherwise transfer, or pledge or grant a security interest in any of their respective interests in the Loan Agreement or any Loan Document.

“Permitted Transferee” means any Person, other than a natural Person, that is (i) an Affiliate of a Lender, (ii) a Securitization Entity, or (iii) a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans or financial assets in the ordinary course of business; provided that so long as no Event of Default exists, such entity shall not be a distressed debt or vulture fund or a competitor of Borrower, in each case as reasonably defined by either Lender

“Securitization Entity” means a Lender Subsidiary formed by a Lender for the purpose of obtaining funding secured by assets including all or any part of the Lender’s interests in the Loan Agreement or any Loan Document, and that engages in no material activities other than in connection with the financing or securitization of loans or financial assets. For the purpose of this definition, “Lender Subsidiary”, with respect to any Lender, means any entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, as of such date, are owned, controlled or held by such Lender, and (b) as to which such Lender possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

1.2 Successor and Assigns. Section 12.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“12.1 Successor and Assigns.

(a) This Agreement and the Loan Documents shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, neither this Agreement nor any rights hereunder may be assigned by Borrower without Lenders’ prior written consent, which consent may be granted or withheld in any Lenders sole discretion. Prior to an Event of Default, each of Lenders has the right, with the consent of Borrower (which shall not be unreasonably withheld), to sell, transfer, negotiate, assign, or grant participation of all or any part of, or any interest in, its obligations, rights, and benefits under this Agreement and the other Loan Documents; provided that each of Lenders has the right, without Borrower’s consent, to sell or assign all or any part of, or any interest in, its obligations, rights, and benefits under this Agreement and the other Loan Documents in connection with (i) any sale of such Lender, or (ii) any assignment of a material part of its assets, or (iii) if otherwise required by law (as by way of example only, a portfolio divestment required by regulators). While an Event of Default exists, each of Lenders has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, its obligations, rights, and benefits under this Agreement and the other Loan Documents. Lenders may disclose the Loan Documents and any other financial or other information relating to Borrower or any Subsidiary to any potential participant or assignee of any of the Loans; provided that such participant or assignee agrees to protect the confidentiality of such documents and information using the same measures that it uses to protect its own confidential information.

(b) Notwithstanding anything in the Loan Documents or this Agreement to the contrary, there shall be no limitation or restriction on (i) the ability of any Lender or any Securitization Entity to pledge, assign or otherwise transfer any of its interest in the Loan Agreement or any Loan Document in connection with any such Funding Transaction or (ii) the ability of a Permitted Transferee to assign or otherwise transfer any of its interest in the Loan Agreement or any Loan Document upon the occurrence of an event of default or similar occurrence with respect to any such Funding Transaction; provided, however, that such Lender shall continue to be liable as a “Lender” under the Loan Agreement and the Loan Documents.”

2.	GENERAL PROVISIONS

2.1 Ratification. The Loan Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

2.2 Effect of Amendment. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement, to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement, or any reference in any other Loan Document (as defined in the Loan Agreement) to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified, confirmed and ratified hereby.

2.3 Successors and Assigns. This Amendment shall inure to the benefit of the parties hereto and their respective successors and assigns, and bind the parties hereto and their respective successors and permitted assigns.

2.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument, and any facsimile or photocopied signature hereto shall be deemed original signatures hereto, all of which shall be equally valid.

2.5 Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the governing or choice of law provisions set forth in the Loan Agreement and shall be subject to the waiver of jury trial and notice provisions of the Loan Agreement.

2.6 Severability. In the event any term or provision of this Amendment or the application thereof to any person or entity or circumstance, shall, for any reason or to any extent be invalid or unenforceable, the remaining terms and provisions of this Amendment, or the application of any such provision to persons, entities or circumstances other than those as to whom or which it has been determined to be invalid or unenforceable, shall not be affected thereby, and every provision of this Amendment shall be valid and enforceable to the fullest extent permitted by law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

OXFORD FINANCE CORPORATION, as Lender

By:	/s/ John G. Henderson
Name:	John G. Henderson
Title:	Vice President & General Counsel

SILICON VALLEY BANK, as Lender

By:	/s/ Jason Hughs
Name:	Jason Hughs
Title:	DTC

MAP PHARMACEUTICALS, INC., as Borrower

By:	/s/ Timothy S. Nelson
Name:	Timothy S. Nelson
Title:	President & CEO

SIGNATURE PAGE TO AMENDMENT TO LOAN AND SECURITY AGREEMENT (MAP)